ING Strategic Allocation Portfolio, Inc.

ING VP Strategic Allocation Conservative Portfolio

ING VP Strategic Allocation Growth Portfolio

ING VP Strategic Allocation Moderate Portfolio

(collectively, the “Portfolios”)

Supplement dated October 9, 2007

To the Adviser Class (“ADV Class”) Prospectus,

Class I Prospectus and Class S Prospectus,

each dated April 30, 2007

Effective immediately, the following paragraphs are hereby added to the section entitled “Management of the Portfolios – Adviser and Sub-Adviser – ING VP Strategic Allocation Conservative, ING VP Strategic Allocation Growth, and ING VP Strategic Allocation Moderate Portfolios” on page 31 of the ADV Class Prospectus, page 43 of the Class I Prospectus and page 43 of the Class S Prospectus:

Omar Aguilar, Ph.D., Portfolio Manager, has managed the equity portion of the ING Strategic Allocation Portfolios since December 2005.  Dr. Aguilar has been with ING IM since July 2004 and is Head of Quantitative Equity Research.  He previously served as head of Lehman Brothers’ quantitative research for their alternative investment management business since 2002.  Prior to that, Dr. Aguilar was director of quantitative research and a portfolio manager with Merrill Lynch Investment Managers since 1999.

James B. Kauffmann, Portfolio Manager, has managed the fixed-income portion of the ING Strategic Allocation Portfolios since December 2005.  Mr. Kauffmann joined ING Groep in 1996 and has over 20 years of investment experience.  Prior to joining ING Groep, he spent four years at Alfa Investments, Inc., where he was the senior fixed-income portfolio manager.  Additionally, he has worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.

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